UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4215
DREYFUS PREMIER GNMA FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	04/30
Date of reporting period:	10/31/07

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Financial Futures
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
31	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
GNMA Fund, Inc.

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier GNMA Fund, Inc., covering the six-month period from May 1, 2007, through October 31, 2007.

After a prolonged period of relative price stability, volatility has returned to the U.S. financial markets.The third quarter of 2007 provided greater swings in security valuations than we’ve seen in several years, as the economic cycle matured and credit concerns spread from the sub-prime mortgage sector to other credit-sensitive areas of the fixed-income markets. In contrast, U.S. Treasury securities rallied strongly as investors became more averse to credit risks and engaged in a “flight to quality.”

In our view, these developments signaled a shift to a new phase of the credit cycle in which the price of risk has increased to reflect a more borrower-friendly tone in the credit markets. Although the housing downturn and sub-prime turmoil may persist for the next few months or quarters, lower short-term interest rates from the Federal Reserve Board should help keep credit available to borrowers and forestall a more severe economic downturn. In addition, turning points such as this one may be a good time to review your portfolio with your financial advisor, who can help you reposition your fixed-income investments for a changing market environment.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2007, through October 31, 2007, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

Like most other parts of the U.S. fixed-income markets, Ginnie Mae securities were affected by a credit crisis originating in the sub-prime mortgage sector. However, because Ginnie Mae pass-through securities are backed by the full faith and credit of the U.S. government, they held up better than most other bond market sectors.1 The fund produced lower returns than its benchmark, primarily due to our efforts to capture higher yields through allocations to securities other than 30-year Ginnie Mae pass-through securities.

For the six-month period ended October 31, 2007, Class Z shares of Dreyfus Premier GNMA Fund achieved a total return of 2.16%, Between their inception on May 3, 2007, through October 31, 2007, Class A, Class B and Class C shares of the fund, produced total returns of 1.80%, 1.78% and 2.16%, respectively.2 In comparison, the fund’s benchmark, the Lehman Brothers GNMA Index (the “Index”), achieved a total return of 7.15% for the full six-month period.3

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund invests at least 80% of its assets in Government National Mortgage Association (“GNMA”or “Ginnie Mae”) securities.The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S.Treasuries and repurchase agreements.

Sub-Prime Contagion Undermined Bond Market Performance

The reporting period was characterized by a moderate slowdown in U.S. economic growth led by a softer housing market. While fixed-income securities historically have tended to do well when the economy slows

DISCUSSION OF FUND PERFORMANCE (continued)

gradually, investor sentiment deteriorated quite rapidly in mid-June when credit concerns spread to other areas of the fixed-income markets from the troubled sub-prime mortgage sector, which encountered a substantially greater-than-expected number of defaults and delinquencies among sub-prime borrowers. Sharp declines in many of the bond market’s more credit-sensitive market sectors were exacerbated by escalating losses among highly leveraged hedge funds and other institutional investors, many of whom were compelled to sell more liquid and creditworthy securities to meet margin calls and redemption requests.

The liquidity crunch peaked in August with the “freezing” of the asset-backed commercial paper market.The Federal Reserve Board (the “Fed”) intervened in August to promote greater market liquidity, but heightened credit concerns caused a massive flight to higher credit quality, such as U.S.Treasury securities, causing yields of two-year Treasury notes to fall sharply and their prices to rise. In September and October, the Fed took action again, cutting the overnight federal funds rate at each meeting. While the Fed’s response to the credit crisis helped restore a degree of investor confidence and some market sectors rebounded, risk premiums remained generally elevated at the end of the reporting period.

Non-Agency Mortgages Detracted from Relative Performance

Ginnie Mae securities held up relatively well during the credit crunch as investors flocked to the perceived safety of government-backed bonds. Other parts of the mortgage-backed securities market fared less well, including highly rated non-Agency mortgages.With Ginnie Mae pass-through securities trading at levels we considered richly valued, we had turned to AAA-rated non-Agency residential mortgages, commercial mortgage-backed securities and asset-backed securities for their higher yields and more attractive valuations. However, as the credit crisis unfolded, the fund’s positions in these securities detracted from its performance relative to the benchmark, which is comprised solely of Ginnie Mae securities.

The fund achieved better results from our yield curve strategy, which positioned the fund for wider yield differences along the market’s maturity range.This strategy worked well later in the reporting period, when the Fed reduced the overnight federal funds rate by 75 basis points in two separate moves. However, it was not enough to fully offset allocation-related weakness.

Finding Opportunities in a Changing Market

The Fed’s prompt intervention has had an important stabilizing influence on fixed-income markets, but uncertainty has persisted with regard to the impact of elevated energy prices and the housing recession on economic growth. In addition, it is also worth noting that the price declines experienced by the bond markets earlier this year, especially by mortgage-related securities, can be attributed to the credit-quality concerns of only a small sub-section of that market, and that credit fundamentals of the mortgage-related market as a whole are still relatively sound.Accordingly, we have retained the fund’s positions in non-Agency residential and commercial mortgages.With the Fed stating that it is prepared to move against additional signs of economic weakness, we have favored bonds with premium structures that, in our judgment, are likely to benefit from a reduction in prepayment rates in a lower interest-rate environment. We believe that these are prudent strategies in today’s more turbulent market environment.

November 15, 2007

[1]	Neither the market value of Ginnie Maes, nor the fund’s shares, carry this guarantee.
[2]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through November 30,
2008, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier GNMA Fund, Inc. from May 1, 2007 to October 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2007
	Class A †	Class B †	Class C †	Class Z ††

Expenses paid per $1,000	$ 5.00	$ 7.73	$ 8.68	$ 4.27
Ending value (after expenses)	$1,021.60	$1,018.00	$1,017.80	$1,021.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2007
	Class A †	Class B †	Class C †	Class Z ††

Expenses paid per $1,000	$ 4.99	$ 7.73	$ 8.67	$ 4.27
Ending value (after expenses)	$1,019.78	$1,017.06	$1,016.12	$1,020.91

†	Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.55% for Class B and 1.74%
for Class C, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).
††	Expenses are equal to the fund’s annualized expense ratio of .84% for Class Z, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2007 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—111.9%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Auto Receivables—4.3%
Daimler Chrysler Auto Trust,
Ser. 2006-A, Cl. A3	5.00	5/8/10	5,859,785	5,860,882
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. A4	4.38	1/15/10	8,000,000	7,973,850
Ford Credit Auto Owner Trust,
Ser. 2006-A, Cl. A3	5.05	3/15/10	2,496,121	2,496,246
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. A2A	5.42	4/15/10	7,000,000	7,028,618
USAA Auto Owner Trust,
Ser. 2004-2, Cl. A4	3.58	2/15/11	1,831,649	1,825,083
USAA Auto Owner Trust,
Ser. 2005-4, Cl. A3,	4.83	4/15/10	5,131,381	5,127,024
WFS Financial Owner Trust,
Ser. 2003-4, Cl. C	3.02	5/20/11	102,892	102,747
WFS Financial Owner Trust,
Ser. 2004-3, Cl. C	3.60	2/17/12	1,703,152	1,685,601
				32,100,051
Asset-Backed Ctfs./Credit Cards—2.3%
Chase Issuance Trust,
Ser. 2007-A4, Cl. A4	5.09	4/16/12	5,250,000 [a]	5,227,942
Chase Issuance Trust,
Ser. 2007-A1, Cl. A1	5.11	3/15/13	7,000,000 [a]	6,955,900
MBNA Credit Card Master Note
Trust, Ser. 2003-A9, Cl. A9	5.22	2/15/11	5,250,000 [a]	5,249,823
				17,433,665
Asset-Backed Ctfs./
Home Equity Loans—3.7%
Accredited Mortgage Loan Trust,
Ser. 2006-1, Cl. A1	4.93	4/25/36	923,019 [a]	920,038
Citicorp Residential Mortgage
Securities, Ser. 2007-2, Cl. A1A	5.98	6/25/37	6,634,964 [a]	6,591,469
Citigroup Mortgage Loan Trust,
Ser. 2007-AHL1, Cl. A2A	4.91	12/25/36	2,726,847 [a]	2,680,168
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M5	6.92	9/25/37	875,000	589,145
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	685,980 [a]	683,468

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Federal National Mortgage
Association, Whole Loan,
Ser. 2001-W1, Cl. AF6	6.90	7/25/31	2,267,238 [a]	2,259,483
GE Capital Mortgage Services,
Ser. 1999-HE1, Cl. A7	6.27	4/25/29	906,081	902,683
JP Morgan Mortgage Acquisition,
Ser. 2007-HE1, Cl. AF1	4.97	4/1/37	6,633,775 [a]	6,564,914
JP Morgan Mortgage Acquisition,
Ser. 2007-CH1, Cl. MF2	5.84	11/25/36	2,325,000 [a]	1,773,538
Morgan Stanley ABS Capital I,
Ser. 2007-HE2, Cl. A2A	4.91	1/25/37	4,211,298 [a]	4,151,359
				27,116,265
Commercial Mortgage
Pass-Through Ctfs.—.6%
Bayview Commercial Asset Trust,
Ser. 2006-SP2, Cl. A	5.15	1/25/37	2,544,399 [a,b]	2,457,112
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. F	5.16	3/6/20	2,275,000 [a,b]	2,238,880
				4,695,992
Residential Mortgage
Pass-Through Ctfs.—4.7%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2005-31, Cl. 2A1	5.49	1/25/36	1,262,482 [a]	1,260,801
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-1, Cl. 1A6A	5.86	2/25/37	3,500,000 [a]	3,477,876
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1, Cl. 1A1	6.25	10/25/34	5,062,950	5,113,055
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	6.55	12/25/34	3,473,909 [a]	3,501,540
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR25, Cl. 4A2	6.14	9/25/36	1,329,560 [a]	1,339,269
J.P. Morgan Alternative Loan
Trust, Ser. 2007-A1, Cl. 1A2A	4.93	3/25/37	4,580,631 [a]	4,568,433
J.P. Morgan Alternative Loan
Trust, Ser. 2006-S4, Cl. A6	5.71	12/25/36	3,500,000 [a]	3,362,124
JP Morgan Mortgage Trust,
Ser. 2003-A1, Cl. 1A1	4.34	10/25/33	5,109,783 [a]	4,983,459

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Mortgage Trust,
Ser. 2005-A7, Cl. 1A2	4.99	10/25/35	1,925,000 [a]	1,913,446
JP Morgan Mortgage Trust,
Ser. 2007-A1, Cl. 3A1	5.01	7/25/35	3,172,014 [a]	3,166,399
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	2,225,000 [a]	2,155,246
				34,841,648
U.S. Government Agencies/
Mortgage-Backed—96.2%
Federal Home Loan Mortgage Corp.:
5.00%, 3/1/20			1,036,753	1,022,073
6.00%, 8/1/22			3,649,377	3,711,666
Federal National Mortgage Association:
6.00%			6,960,000 [c]	7,076,302
6.50%			19,785,000 [c]	20,226,997
6.00%, 7/1/22—9/1/22			8,041,632	8,183,914
Gtd. Pass-Through Ctfs., Ser. 2003-49,
Cl. JE, 3.00%, 4/25/33			1,312,019	1,157,647
Pass-Through Ctfs., Ser. 2004-58,
Cl. LJ, 5.00%, 7/25/34			4,240,763	4,254,757
Government National Mortgage Association I:
6.00%			50,000,000 [c]	50,587,560
6.50%			33,795,000 [c]	34,756,951
5.00%, 5/15/33—10/15/35			59,936,714	58,245,562
5.50%, 6/15/20—6/15/36			163,753,145	162,973,961
6.00%, 10/15/19—8/15/37			111,152,020	112,653,224
6.50%, 10/15/08—10/15/37			21,611,114	22,223,808
7.00%, 11/15/22—12/15/22			15,599	16,436
7.50%, 2/15/17—5/15/26			6,879,279	7,276,110
8.00%, 4/15/08—12/15/22			2,963,086	3,144,337
8.50%, 7/15/08—12/15/22			2,567,855	2,764,766
9.00%, 1/15/19—12/15/22			2,179,803	2,357,727
9.50%, 3/15/18—1/15/25			584,729	641,518
Ser. 2004-43, Cl. A, 2.82%, 12/16/19			778,819	756,226
Ser. 2005-34, Cl. A, 3.96%, 9/16/21			3,126,054	3,085,663
Ser. 2005-50, Cl. A, 4.02%, 10/16/26			4,074,160	4,014,100
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			3,040,106	2,980,580
Ser. 2005-42, Cl. A, 4.05%, 7/16/20			8,723,975	8,610,413
Ser. 2004-51, Cl. A, 4.15%, 2/16/18			374,067	369,428
Ser. 2005-67, Cl. A, 4.22%, 6/16/21			1,544,112	1,529,726

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2005-52, Cl. A, 4.29%, 1/16/30	2,713,052	2,679,410
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	3,134,984	3,102,505
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	3,967,505	3,924,338
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	1,103,781	1,092,380
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29	4,260,000	4,291,656
Government National Mortgage Association II:
5.00%, 9/20/33—1/20/36	56,836,229	54,684,070
5.50%, 1/20/34—1/20/36	74,722,300 [a]	74,043,879
5.75%, 9/20/27	9,637 [a]	9,721
6.00%, 12/20/28—2/20/36	28,663,887	28,975,110
6.38%, 2/20/27—6/20/32	3,637,887 [a]	3,675,585
6.50%, 5/20/31—7/20/31	2,230,391	2,299,288
7.00%, 4/20/24—4/20/32	11,464,521	12,040,694
7.50%, 9/20/30	153,812	162,102
9.00%, 7/20/25	133,144	144,060
9.50%, 9/20/17—2/20/25	121,045	131,724
		715,877,974
U.S. Treasury Notes—.1%
4.00%, 6/15/09	594,000 [d]	594,604
Total Bonds and Notes
(cost $839,917,877)		832,660,199

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options—.0%
3-Month Floor USD Libor-BBA
Interest Rate, June 2009 @ 4.00	37,500,000	56,387
Put Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate, January 2008 @ 6.00	73,000,000	1
Total Options
(cost $146,788)		56,388

	Principal
Short-Term Investments—.9%	Amount ($)	Value ($)

U.S. Government Agencies;
Federal National Mortgage
Association, 4.67%, 11/20/07
(cost $6,982,747)	7,000,000	6,982,747

Other Investment—1.0%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,429,000)	7,429,000 [e]	7,429,000

Total Investments (cost $854,476,412)	113.8%	847,128,334
Liabilities, Less Cash and Receivables	(13.8%)	(102,834,624)
Net Assets	100.0%	744,293,710

[a] Variable rate security—interest rate subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to $4,695,992 or 0.6% of net assets.
[c] Purchased on a forward commitment basis.
[d] All or partially held by a broker as collateral for open financial futures positions.
[e] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

Value (%)			Value (%)

U.S. Government & Agencies	96.3	Options	.0
Asset/Mortgage-Backed	15.6
Short-Term/Money Market Investments	1.9		113.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF FINANCIAL FUTURES
October 31, 2007

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2007 ($)

Financial Futures Long
U.S. Treasury 30 year Bonds	32	3,603,000	December 2007	31,000
U.S. Treasury 10 year Notes	392	43,126,127	December 2007	46,408
Financial Futures Short
U.S. Treasury 2 year Notes	165	(34,173,048)	December 2007	(25,782)
U.S. Treasury 5 year Notes	88	(9,446,250)	December 2007	10,156
				61,782

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2007 (Unaudited)

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			847,047,412	839,699,334
Affiliated issuers			7,429,000	7,429,000
Receivable for investment securities sold				55,903,936
Receivable for open mortgage-backed dollar rolls—Note 4				14,765,304
Dividends and interest receivable				3,545,789
Unrealized appreciation on swap contracts—Note 4				406,010
Receivable for shares of Common Stock subscribed				3,693
Prepaid expenses				75,063
				921,828,129

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				569,508
Cash overdraft due to Custodian				190,149
Payable for investment securities purchased				133,822,036
Payable for open mortgage-backed dollar rolls—Note 4				42,027,739
Payable for shares of Common Stock redeemed				321,899
Unrealized depreciation on swap contracts—Note 4				300,257
Payable for futures variation margin—Note 4				165,733
Accrued expenses				137,098
				177,534,419

Net Assets ($)				744,293,710

Composition of Net Assets ($):
Paid-in capital				791,040,491
Accumulated undistributed investment income—net				2,958,031
Accumulated net realized gain (loss) on investments				(42,524,269)
Accumulated net unrealized appreciation (depreciation)
on investments (including $61,782 net unrealized
appreciation on financial futures)				(7,180,543)

Net Assets ($)				744,293,710

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	51,343,923	15,322,945	8,587,302	669,039,540
Shares Outstanding	3,578,197	1,068,987	598,874	46,595,261

Net Asset Value Per Share ($)	14.35	14.33	14.34	14.36

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended October 31, 2007 (Unaudited)

Investment Income ($):
Income:
Interest	20,234,117
Dividends;
Affiliated issuers	165,069
Income from securities lending	2,980
Total Income	20,402,166
Expenses:
Management fee—Note 3(a)	2,271,542
Service plan and prospectus fees—Note 3(b)	447,460
Shareholder servicing costs—Note 3(c)	444,610
Distribution fees—Note 3(b)	76,292
Custodian fees—Note 3(c)	69,531
Directors’ fees and expenses—Note 3(d)	43,270
Professional fees	37,203
Registration fees	33,291
Shareholders’ reports	26,923
Loan commitment fees	1,354
Interest expense—Note 2	87
Miscellaneous	90,854
Total Expenses	3,542,417
Less—reduction in management fee
due to undertaking—Note 3(a)	(156,848)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(2,592)
Net Expenses	3,382,977
Investment Income—Net	17,019,189

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,283,182
Net realized gain (loss) on options transactions	22,374
Net realized gain (loss) on financial futures	(678,378)
Net realized gain (loss) on swap transactions	240,751
Net Realized Gain (Loss)	867,929
Net unrealized appreciation (depreciation) on investments
(including $841 net unrealized appreciation on financial futures)	(3,187,239)
Net Realized and Unrealized Gain (Loss) on Investments	(2,319,310)
Net Increase in Net Assets Resulting from Operations	14,699,879

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2007	Year Ended
	(Unaudited) [a]	April 30, 2007

Operations ($):
Investment income—net	17,019,189	31,566,079
Net realized gain (loss) on investments	867,929	(1,175,924)
Net unrealized appreciation
(depreciation) on investments	(3,187,239)	11,064,862
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,699,879	41,455,017

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(966,251)	—
Class B shares	(290,366)	—
Class C shares	(138,917)	—
Class Z shares	(15,441,793)	(32,674,971)
Total Dividends	(16,837,327)	(32,674,971)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	5,286,350	—
Class B shares	1,225,329	—
Class C shares	922,198	—
Class Z shares	8,765,249	20,927,239
Net assets received in connection
with reorganization—Note 1	83,027,745	—
Dividends reinvested:
Class A shares	702,912	—
Class B shares	216,036	—
Class C shares	76,970	—
Class Z shares	10,607,370	26,910,689
Cost of shares redeemed:
Class A shares	(9,077,510)	—
Class B shares	(4,886,005)	—
Class C shares	(1,436,738)	—
Class Z shares	(46,278,944)	(124,882,339)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	49,150,962	(77,044,411)
Total Increase (Decrease) in Net Assets	47,013,514	(68,264,365)

Net Assets ($):
Beginning of Period	697,280,196	765,544,561
End of Period	744,293,710	697,280,196
Undistributed investment income—net	2,958,031	1,851,213

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	October 31, 2007	Year Ended
	(Unaudited) [a]	April 30, 2007

Capital Share Transactions:
Class A [b]
Shares sold	442,009	—
Shares issued in conncection
with reorganization—Note 1	3,725,384	—
Shares issued for dividends reinvested	49,676	—
Shares redeemed	(638,873)	—
Net Increase (Decrease) in Shares Outstanding	3,578,196	—

Class B [b]
Shares sold	4,240	—
Shares issued in conncection
with reorganization—Note 1	1,394,507	—
Shares issued for dividends reinvested	15,274	—
Shares redeemed	(345,035)	—
Net Increase (Decrease) in Shares Outstanding	1,068,986	—

Class C
Shares sold	12,706	—
Shares issued in conncection
with reorganization—Note 1	682,110	—
Shares issued for dividends reinvested	687,551	—
Shares redeemed	(101,383)	—
Net Increase (Decrease) in Shares Outstanding	1,280,984	—

Class Z
Shares sold	616,506	1,465,918
Shares issued for dividends reinvested	749,161	1,890,399
Shares redeemed	(3,258,982)	(8,758,328)
Net Increase (Decrease) in Shares Outstanding	(1,893,315)	(5,402,011)

[a]	As of the close of business on May 3, 2007, the fund began to offer four classes of shares.The existing shares were redesignated Class Z shares and the fund added Class A, Class B and Class C shares.
[b]	During the period ended October 31, 2007, 25,416 Class B shares representing $376,159, were automatically converted to 25,416 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Period Ended October 31, 2007[a]

	Class A	Class B	Class C
	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	14.31	14.31	14.31
Investment Operations:
Investment income—net [b]	.31	.27	.26
Net realized and unrealized
gain (loss) on investments	(.01)	(.02)	(.01)
Total from Investment Operations	.30	.25	.25
Distributions:
Dividends from investment income—net	(.26)	(.23)	(.22)
Net asset value, end of period	14.35	14.33	14.34

Total Return (%) [c,d]	1.66	1.30	1.28

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [e]	1.04	1.60	1.78
Ratio of net expenses to average net assets [e]	1.00	1.55	1.74
Ratio of net investment income
to average net assets [e]	4.38	3.82	3.63
Portfolio Turnover Rate [c,f]	120.57	120.57	120.57

Net Assets, end of period ($ x 1,000)	51,344	15,323	8,587

[a]	As of the close of business on May 3, 2007 (initial offering) to October 31, 2007.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Exclusive of sales charge.
[e]	Annualized.
[f]	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007, was 67.07%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
October 31, 2007			Year Ended April 30,

Class Z Shares	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	14.38	14.21	14.67	14.66	15.14	14.85
Investment Operations:
Investment income—net [a]	.32	.62	.53	.51	.53	.60
Net realized and unrealized
gain (loss) on investments	(.02)	.19	(.39)	.11	(.35)	.36
Total from Investment Operations	.30	.81	.14	.62	.18	.96
Distributions:
Dividends from
investment income—net	(.32)	(.64)	(.60)	(.61)	(.66)	(.67)
Net asset value, end of period	14.36	14.38	14.21	14.67	14.66	15.14

Total Return (%)	2.16[b]	5.90	.89	4.32	1.20	6.60

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.88[c]	.89	.88	.87	.90	.85
Ratio of net expenses
to average net assets	.84[c]	.89	.79	.87	.90	.85
Ratio of net investment income
to average net assets	4.44[c]	4.33	3.68	3.45	3.58	3.96
Portfolio Turnover Rate	120.57[b,d] 271.49[d]		393.65[d]	468.97[d]	466.25[d]	456.90

Net Assets, end of period
($ x 1,000)	669,040	697,280	765,545	871,414	949,447	1,065,607

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
[c]	Annualized.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2007,April
31, 2007,April 31, 2006,April 30, 2005 and April 30, 2004, were 67.07%, 95.55%, 108.38%, 127.81%
and 207.20%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier GNMA Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1,2007,Mellon Financial Corporation (“Mellon Financial”) and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

On November 8, 2006, the fund’s Board of Directors approved, a conditional change of the fund’s name from “Dreyfus GNMA Fund, Inc.” to “Dreyfus Premier GNMA Fund, Inc.” coinciding with the conditional implementation for the fund of a multiple class structure if shareholders of Dreyfus Premier GNMA Fund (the “Acquired Fund”) approved a proposal to merge into the fund. On May 3, 2007, the fund implemented this multiple class structure,corresponding with the consummation of the merger. Along with the effectiveness of the name change, outstanding shares were classified as Class Z shares. The fund also began offering Class A, Class B (on a limited basis) and Class C shares on that date.

As of the close of business on May 3, 2007, the Acquired Fund exchanged all of its assets, subject to liabilities, for corresponding Class A, Class B, and Class C shares of the fund of equal value. Such shares were distributed pro rata to stockholders of Acquired Fund so that each stockholder receives a number of Class A, Class B, and Class C shares of the fund equal to the aggregate net asset value of the stockholder’s Acquired Fund’s shares. The net asset value of the fund’s Class A, Class B and Class C shares at the close of business on May 3, 2007, after the reorganization, was $14.31 per share, and a total of 5,862,001 Class A, Class B and Class C shares representing net assets of $83,027,745 (including $970,391 net unrealized depreciation on investments) were issued to Acquired Fund’s stockholders in the exchange.The exchange was a tax-free event to stockholders.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options transactions) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2007, Mellon Bank earned $1,605, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On October 31, 2007, the Board of Directors declared a cash dividend of $.051 for Clas A, $.041 for Class B, $.041 for Class C and $.054 for Class Z shares per share from undistributed investment income-net, payable on November 1, 2007 (ex-dividend date) to shareholders of record as of the close of business on October 31, 2007.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $41,779,148 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2007. If not applied, $8,326,405 of the carryover expires in fiscal 2008, $1,913,534 expires in fiscal 2009, $5,873,545 expires in fiscal 2012, $4,287,914 expires in fiscal 2013, $16,423,009 expires in fiscal 2014 and $4,954,741 expires in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2007, were as follows: ordinary income $32,674,971. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the line of credit during the period ended October 31, 2007 was approximately $2,900, with a related weighted average annualized interest rate of 5.86% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 11/2% of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. The Manager has contractually agreed from May 1, 2007 through April 30, 2008 to waive receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses, excluding expenses as noted above, do not exceed 1.15% for Class A, 1.65% for Class B and 1.87% for Class C shares. In addition, the Manager has further agreed, until November 30, 2008, to waive receipt of an additional portion of the fund’s management fee, in the amount of .05% of the value of the fund’s average daily net asset (which would apply equally to Class A, B, C and Z shares).The reduction in management fee, pursuant to the undertaking amounted to $156,848 during the period ended October 31, 2007.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2007, Class B and Class C shares were charged $43,014 and $33,278, respectively, pursuant to the Plan.

Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class Z shares pay the Distributor for distributing Class Z’s shares, for servicing shareholder accounts and for advertising and marketing relating to Class Z shares. The Plan provides for payments to be made at an aggregate annual rate not to exceed .20% of the value of the fund’s average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005% of the value of the fund’s average daily net assets for any full fis-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

cal year. During the period ended October 31, 2007, the Class Z was charged $447,460 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares, for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2007, Class A, Class B and Class shares were charged $64,527, $21,507 and $11,093 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2007, the fund was charged $228,314 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2007, the fund was charged $69,531 pursuant to the custody agreement.

During the period ended October 31, 2007, the fund was charged $2,411 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $432,819, Rule 12b-1 distribution plan fees $80,073, shareholder services plan fees $16,011, chief compliance officer fees $2,812 and transfer agency per account fees $69,326, which are offset against an expense reimbursement currently in effect in the amount of $31,533.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options, during the period ended October 31, 2007, amounted to $1,102,999,920 and $1,019,274,833, respectively, of which $451,964,409 in purchases and $452,281,442 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against change in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

In addition, the following table summarizes the fund’s call/put options written during the period ended October 31, 2007:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain/(Loss) ($)

Contracts outstanding
April 30, 2007	—	—	—	—
Contracts written	69,800,000	226,819
Contracts Terminated:
Closed	69,800,000	226,819	111,275	115,544
Contracts outstanding
October 31, 2007	—	—

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. At October 31, 2007, the fund did not have any open credit default swaps.

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount.The following summarizes open interest rate swaps entered into by the fund at October 31, 2007:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

12,000,000	3 MO LIB LEH	Lehman
		Brothers	(5.18)	9/7/2017	(59,218)
49,550,000	3 MO LIB LEH	Lehman
		Brothers	4.81	9/7/2009	93,694
14,220,000	IRS PAY FXD
	5.272%	UBS	(5.27)	8/29/2017	(178,818)
59,876,000	IRS REC FXD
	4.955%	UBS	4.96	8/29/2009	303,357
82,670,000	USD -3 MONTH	Deutsche
	LIBOR	Bank	4.59	9/21/2009	(62,221)
26,845,000	USD -3 MONTH	Deutsche
	LIBOR	Bank	(4.95)	8/15/2014	8,959
Total					105,753

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2007, are set forth in the Statement of Financial Futures.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At October 31, 2007, accumulated net unrealized depreciation on investments was $7,348,078, consisting of $3,253,244 gross unrealized appreciation and $10,601,322 gross unrealized depreciation.

At October 31, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers.This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk. During the period ended October 31, 2007, the fund did not enter into reverse repurchase agreements.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 8, 2007, the Board considered the re-approval of the fund’s Management Agreement through November 30, 2007. At the fund’s Board meeting held on October 29, 2007 and October 30, 2007 (the “October 30th meeting”), the Board considered the re-approval of the fund’s Management Agreement for an annual period. Under the Management Agreement, the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their reviews by independent legal counsel and met with counsel at each meeting in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. At each meeting,the Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund, including that it had just recently implemented a multiple class structure, as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities.The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting, and compliance infrastructure.

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FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. At each meeting, the Board members reviewed reports furnished by the Manager that were prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance, and comparisons of yield and total return performance among the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also was selected by Lipper.The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

At the May 8th meeting, the Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended February 28, 2007. At the October 30th meeting, these comparisons were presented for periods ended September 30, 2007. In each case, the comparisons were based on financial statements currently available to Lipper as of the reporting period.At each meeting, the Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual and actual management fee each was higher than the respective Expense Group median, and higher than the Expense Universe median. At the May 8th and October 30th meetings, the Board noted that the fund’s total expense ratio was lower than, and at, the Expense Group median, respectively, and higher than the Expense Universe median. The Board further noted that, in each case, the fund’s total expense ratio reported by Lipper reflected a voluntary undertaking by the Manager to reduce the fund’s total expense ratio, and they consid-

ered the fund’s total expense ratio absent this undertaking relative to the Expense Group median. At the October 30th meeting, representatives of the Manager informed the Board that the undertaking by the Manager to reduce the fund’s total expense ratio by .05% would be extended through November 30, 2008.

With respect to the fund’s performance, the Board reviewed the results of the Performance Group and Performance Universe comparisons for various periods ended February 28, 2007 at the May 8th meeting, and for periods ended September 30, 2007 at the October 30th meeting. At the May 8th meeting, the Board noted that the fund generally achieved third or fourth quintile rankings (the first quintile being the highest performance ranking group) among its Performance Group and Performance Universe on a total return basis for each reported time period up to 10 years.The Board noted that the fund’s primary portfolio manager had been managing the fund for just over one year and addressed the fund’s corresponding fourth quintile Performance Group total return rankings for the 1-year and 2-year periods. At the October 30th Meeting, the total return results for these two periods were in the fifth quintile of the Performance Group and the fourth quintile of the Performance Universe.The Board received a presentation at each meeting from the fund’s primary portfolio manager discussing portfolio management strategy for the prior year, and the Board considered the factors presented that contributed to the fund’s relative total return performance. At each meeting, the Board also noted from the reports the low absolute total returns and narrow spreads among total returns for the Performance Group funds and that a fraction of one percent separated the fund from a second quintile total return ranking for the 1-year and 2-year periods. On a yield performance basis, the Board noted at the May 8th Meeting that the fund achieved at or below median results in the Performance Group and Performance Universe for the five most recent annual periods and mainly above median results for each of the next five reported annual periods. At the October 30th meeting, on a yield performance basis,

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FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the Board noted that the fund achieved below median results in the Performance Group for the six most recent annual periods and above median results for each of the next four reported annual periods, while in the Performance Universe the fund was above median in four of the most recent 10 annual periods.

At each meeting, representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and any differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds, to evaluate the appropriateness and reasonableness of the fund’s management fee. Representatives of the Manager also noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. At each meeting, the Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the decline in fund assets from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted at each meeting that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted at each meeting that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided. The Board also noted the Manager’s absorption of certain expenses of the fund and its effect on the profitability of the Manager.

At the conclusion of each meeting’s discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement for the relevant period. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations at each meeting.

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FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  As to the fund’s overall performance,the Board noted the low absolute returns for the asset class and the narrow spreads in total returns among the fund and the Performance Group funds and Performance Universe medians, the portfolio manager’s explanation of the fund’s investment strategy over the past year, and obtained management’s commitment to take steps to improve the fund’s overall track record.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and advisory fee information (including extend- ing the voluntary undertaking to reduce the fund’s total expense ratio by .05% through November 30, 2008), costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER GNMA FUND, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	December 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	December 18, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	December 18, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)